SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                  ---------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 29, 1997
                                                (September 12, 1997)
                                            --------------------------

                      GLENBOROUGH REALTY TRUST INCORPORATED
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


    Maryland                         001-14162                     94-3211970
---------------                   --------------                 --------------
(State or other                    (Commission                   (IRS Employer
jurisdiction of                    File Number)                   I.D. Number)
incorporation)


        400 South El Camino Real, Ste. 1100, San Mateo, California 94402
                    (Address of principal executive offices)

       Registrant's Telephone number, including area code: (650) 343-9300
                                                            -------------


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Item 2.       ACQUISITION OR DISPOSITION OF ASSETS

On September 12, 1997, the Company acquired a portfolio of 27 properties, aggregating approximately 2,888,000 square feet (the "T. Rowe Price Properties") from five limited partnerships, two general partnerships and one private REIT, each organized by affiliates of T. Rowe Price Associates, Inc. The total acquisition cost, including capitalized costs, was approximately $146.8 million, which was paid entirely in cash from the proceeds of a new $114 million unsecured loan from Wells Fargo Bank, approximately $23 million of the proceeds from a new $60 million secured loan from Wells Fargo Bank, a $6.5 million draw on the existing $50 million Wells Fargo Bank Line of Credit and the balance from the proceeds from the July 1997 Stock Offering. The T. Rowe Price Properties consist of four office properties, twelve office/flex properties, eight industrial properties and three retail properties located in 12 states.

On September 12, 1997, the Company acquired a portfolio of ten properties, aggregating approximately 755,000 square feet (the "Advance Properties") from a group of partnerships affiliated with The Advance Group of Bedminster, New
Jersey. The total acquisition cost, including capitalized costs, was approximately $103 million, which consisted of (i) approximately $7.4 million of mortgage debt assumed, (ii) approximately $13.6 million in the form of 599,508 partnership units in the Operating Partnership (based on an assumed per unit value of $22.625), (iii) approximately $37 million of the proceeds from a new $60 million secured loan from Wells Fargo Bank and (iv) the balance in cash. The cash portion of the acquisition was paid with proceeds from the July 1997 Stock Offering. The Advance Properties consist of five office properties, three office/flex properties and two industrial properties. Nine of the properties are located in New Jersey and one is located in Maryland.

The Company has also entered into a joint venture with The Advance Group for the development of new properties in the New Jersey market. Initially, the venture will hold 57 acres of land suitable for office and office/flex development of up to 560,000 square feet in the prime Interstate 78/287 corridor of northern New Jersey.

Other than as discussed above, there is no relationship between any of the sellers listed above and the Company, the Company's Operating Partnership or any affiliated entities of the Company.


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Item 7.       FINANCIAL STATEMENTS AND EXHIBITS

              (a)&(b) FINANCIAL STATEMENTS

                      As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Company to provide the financial statements required by Item 7 (a) & (b) of Form 8-K. In accordance with Item 7(a)(4) of Form 8-K, the Company will by amendment to this Form 8-K no later than 60 days after September 29, 1997, file such financial statements.

              (c)     EXHIBITS

                      None

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                      GLENBOROUGH REALTY TRUST INCORPORATED



                   By: Glenborough Realty Trust Incorporated,




Date: September 29, 1997               /s/ Andrew Batinovich
                                       Andrew Batinovich
                                       President,
                                       Chief Operating Officer
                                       (Principal Operating Officer)



Date: September 29, 1997               /s/ Terri Garnick
                                       Terri Garnick
                                       Senior Vice President,
                                       Chief Accounting Officer,
                                       Treasurer
                                       (Principal Accounting Officer)


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